The Prudential Investment Portfolios, Inc.

Prudential Balanced Fund

Supplement dated February 26, 2018 to the Fund’s
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Edward L. Campbell, MBA, CFA, and Irene Tunkel, MBA, CFA, have been appointed as portfolio managers for the segment of the Fund managed by QMA, joining Stacie L. Mintz, MBA, CFA, Joel M. Kallman, MBA, CFA, John W. Moschberger, CFA, Edward J. Lithgow, MBA, and Ted Lockwood, MBA, MS.

Ted Lockwood has announced his intention to retire during the third quarter of 2018.

To reflect these changes, in the Prospectus and the Summary Prospectus, the Fund Summary is hereby revised by deleting the chart appearing in “Management of the Fund” and substituting the following new chart:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Edward L. Campbell, MBA, CFA	Managing Director	February 2018
		Irene Tunkel, MBA, CFA	Principal	February 2018
		Stacie L. Mintz, MBA, CFA	Managing Director	August 2005
		Joel M. Kallman, MBA, CFA	Vice President	September 2009
		John W. Moschberger, CFA	Managing Director	September 2009
		Edward J. Lithgow, MBA	Vice President	November 2014
		Ted Lockwood, MBA, MS*	Managing Director	December 2009

* Mr. Lockwood has announced his intention to retire during the third quarter of 2018.

To further reflect these changes, in the Prospectus, the section entitled “How the Fund is Managed—Portfolio Managers” is hereby revised as follows:

1. The professional biographies for Edward L. Campbell and Irene Tunkel are added, as follows:

Edward L. Campbell, MBA, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has served as a Portfolio Manager with PGIM Investments, and spent several years as a Senior Analyst with their Strategic Investment Research Group (SIRG). Prior to joining PGIM, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.

Irene Tunkel, MBA, CFA, is a Principal and Senior Researcher for QMA working within the Global Multi-Asset Solutions team. Her responsibilities include research for Global Multi-Asset Solutions with a focus on systematic models that enhance decision-making. Prior to joining QMA, Irene was Executive Director and Senior Quantitative Strategist at the J.P. Morgan Private Bank PB CIO portfolio management team, with job responsibilities spanning investment strategy and quantitative research in the multi-asset space. In her role, she developed quantitative models and analytical frameworks and conducted in-depth empirical market research that underpinned the team's investment process. Prior to J.P. Morgan, Irene headed the Investor Behavior Research equity team at State Street Associates, a think tank led by leading academics. As a Senior Researcher, Irene was charged with design of the group’s cutting-edge asset allocation and regime timing models. Previously, Irene was a Senior Portfolio Strategist and Portfolio Manager at Prudential UK M&G Investments, and a Global Quantitative Analyst at Citigroup Asset Management in London. Irene earned a BA in Economics from Brandeis University, and an MBA from MIT Sloan School of Management, and she holds the Chartered Financial Analyst (CFA) designation. Irene has 15 years of investment experience.

2. Ted Lockwood’s professional biography is amended by including the notation that Mr. Lockwood has announced his intention to retire during the third quarter of 2018.

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